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                                                                   EXHIBIT 10.17

                       FIRST AMENDMENT TO CREDIT AGREEMENT

     THIS FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of October 25, 2002 (this "Amendment"), is made among US ONCOLOGY, INC., a Delaware corporation with its principal offices in Houston, Texas (the "Borrower"), the undersigned banks and other financial institutions party to the Credit Agreement (as hereinafter defined) (each, a "Lender," and collectively, the "Lenders"), and WACHOVIA BANK, NATIONAL ASSOCIATION (as successor in interest to and formerly known as First Union National Bank), as administrative agent for the Lenders to the extent described in Article X of the Credit Agreement (in such capacity, the "Administrative Agent"), UBS WARBURG LLC, as syndication agent (in such capacity, the "Syndication Agent") and GE CAPITAL HEALTHCARE FINANCIAL SERVICES, as documentation agent (in such capacity, the "Documentation Agent", and collectively with the Administrative Agent, the Document Agent, the "Agents").

                                    RECITALS

     A. The Borrower, the Lenders, and the Agents have entered into a Credit Agreement, dated as of February 1, 2002 (together with all amendments and modifications, the "Credit Agreement"). Capitalized terms not otherwise defined herein shall have the meanings as defined in the Credit Agreement.

     B. The Borrower has requested amendments to the Credit Agreement to (i) allow the Borrower to make certain repurchases of its Subordinated Notes, (ii) to reflect certain modifications of the ELLF and (iii) to permit the formation by the Borrower of a group purchasing organization, (iv) permit certain physician joint ventures and (v) reflect such other matters set forth herein.

     C. To effect such amendment, the Borrower, the Lenders, and the Agents have entered into this Amendment.

                             STATEMENT OF AGREEMENT

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders, and the Agents hereby agree as follows:

                                   ARTICLE 1.

                                    AMENDMENT

     1.1 Wachovia. All references in the Credit Agreement and the Credit Documents to "First Union National Bank" shall be changed to "Wachovia Bank, National Association", to reflect the name change of First Union National Bank to Wachovia Bank, National Association following the merger of First Union National Bank and Wachovia Bank, N.A.

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         1.2   Amendment to Section 8.6 "Restricted Payments." Section 8.6 of
the Credit Agreement is hereby amended by deleting the "and" at the end of subsection (a)(ii) thereof, restating subsection "(iii)" in its entirety and adding the following new sections "(iv)" at the end of Section 8.6(a):

         (iii) the Borrower, (A) may make repurchases of shares of its outstanding common stock or Subordinated Notes and (B) may repurchase or otherwise take delivery of shares of its outstanding common stock as consideration to the Borrower or a Subsidiary in connection with any PPM Asset Disposition, provided, in each case, that (v) no Default or Event of Default shall have occurred and be continuing or would occur after giving effect thereto, (w) the Leverage Ratio (as of the last day of the latest fiscal quarter included in a Compliance Certificate) will not be greater than 2.5 to 1.0 after giving pro forma effect thereto, (x) for the period beginning with the effective date of the First Amendment to Credit Agreement and ending December 31, 2003, the consideration paid in respect of such repurchases shall not exceed $150,000,000 and no more than $60,000,000 in Loans may be utilized therefor after the Borrower first utilizes excess cash for such purchase, and (y) for periods beginning January 1, 2004, (1) no more than $60,000,000 in Loans may be outstanding and (2) the aggregate amount of consideration paid in respect of such repurchases during the twelve months period prior to any such repurchase beginning on or after January 1, 2004, shall not exceed $50,000,000, provided, further that the Agents, by written notice to the Borrower at any time, may suspend the Borrower's ability to make any or all such repurchases under clause
(A) if the Agents reasonably determine that there has occurred a change in the Medicare or Medicaid statutes, state statutes, case laws, regulations or general instructions, or the interpretation or enforcement of any of the foregoing, the adoption of new federal or state legislation, or a change in any third party reimbursement system, any of which are reasonably likely to materially and adversely affect the business or revenues of the Borrower and its Subsidiaries, taken as a whole;

         (iv) Each Special Purpose Subsidiary and the GPO Subsidiary may declare and make dividend payments or other distributions to its equity owners in proportion to their equity interest, provided, that no Default or Event of Default shall have occurred and be continuing or would occur after giving effect thereto and provided further that such dividends are not greater than 50% of Net Income for the fiscal period then ended determined in accordance with generally accepted accounting principles.

         Section 8.6(b) is hereby amended by adding "Except as permitted pursuant to Section 8.6(a)(iii) above" to the beginning thereof. Additionally, it is understood that any Investment permitted by the First Amendment under
Section 8.6 shall also be deemed permitted by Section 8.5 of the Credit
Agreement.

         1.3 ELLF. Pursuant to a First Amendment to Certain Operative Agreements (AOR Trust 1997-1) (the "ELLF First Amendment") by and among AOR Synthetic Real Estate, Inc. (the "Lessee"), the Borrower, as guarantor, various subsidiary guarantors, Wells Fargo Bank Northwest, National Association, as owner trustee, Wachovia Bank, National Association, as agent and various lenders, the parties are amending the ELLF documents to, among other things, (a) allow the Lessee (i) to move certain items of personal property which comprise portions of the ELLF properties to various locations which locations are either owned or leased by one or more of the Borrower and the Guarantors, (ii) to make prepayments of supplemental rent, and

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(iii) to purchase one or more ELLF properties at Termination Value (as defined in the ELLF) to the extent no Default or Event of Default shall have occurred or be continuing at such time and (b) to change the percentage in the definition of "Maximum Residual Guarantee Amount" (as defined in the ELLF) to one hundred percent (100%). The Agents and the Lenders hereby acknowledge and consent to the ELLF First Amendment.

         1.4 Group Purchasing Organization.

         (a) The Borrower intends to form a non-wholly owned limited liability company Subsidiary to engage in certain group purchasing activities for pharmacies owned by the Borrower and its Subsidiaries (the "GPO Subsidiary"). At least 95% of the GPO Subsidiaries will be owed by the Borrower or its Subsidiaries with the remainder owned by a third party. The GPO Subsidiary does not constitute a Permitted Joint Venture or a wholly-owned Subsidiary under the Credit Agreement. The Lenders hereby consent to the creation of the GPO Subsidiary. Within ten (10) Business Days after the creation of the GPO Subsidiary, the Borrower shall cause the GPO Subsidiary to execute and deliver to the Administrative Agent (i) a joinder to the Subsidiary Guaranty, pursuant to which such new Subsidiary shall become a party thereto and shall guarantee the payment of the Obligations of the Borrower under the Credit Agreement and the other Credit Documents, and (ii) a joinder to the Security Agreement, pursuant to which such new Subsidiary shall become a party thereto and shall grant to the Agent a first priority Lien upon and security interest in its accounts receivable, inventory, equipment, general intangibles and other personal property as Collateral for its obligations under the Subsidiary Guaranty, subject only to Permitted Liens. Additionally, concurrently with the GPO Subsidiary delivering a joinder to the Subsidiary Guaranty, the Borrower or its Subsidiaries as applicable will execute and deliver to the Administrative Agent an amendment or supplement to the Security Agreement pursuant to which all of the Capital Stock of such new Subsidiary owned by the Borrower shall be pledged to the Administrative Agent. As promptly as reasonably possible, the Borrower and the GPO Subsidiary will deliver any such other documents, certificates and opinions (including opinions of local counsel in the jurisdiction of organization of the new Subsidiary), in form and substance reasonably satisfactory to the Administrative Agent, as the Administrative Agent may reasonably request in connection therewith and will take such other action as the Administrative Agent may reasonably request to create in favor of the Administrative Agent a perfected security interest in the Collateral being pledged pursuant to the documents described above.

         (b) Subject to provisions of Section 8.5 of the Agreement, the Borrower or its Subsidiaries may from time to time create new Subsidiaries, of which it owns a majority of the equity interests (it is anticipated that such Subsidiaries will be limited liability companies with the Borrower or a Subsidiary as manager), solely to own land and buildings affiliated with the Borrower's business ("Special Purpose Subsidiary"), provided that the equity interests held by third-parties were acquired for consideration that the officers of the Borrower reasonably believe to be the fair market value of such interests and such third parties are physicians affiliated with practices, or the practices themselves, affiliated with the Borrower or under contract with the Borrower; and provided further the aggregate investment by the Borrower in Special Propose Subsidiary may not exceed $25,000,000 in the aggregate at any time. In addition, within ten (10) Business Days after the creation of the Special Purpose Subsidiary, the Borrower shall cause the Special Purpose Subsidiary to execute and deliver to the Administrative Agent (i) a joinder to the Subsidiary Guaranty, pursuant to which such new Subsidiary shall become a party thereto and


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shall guarantee the payment of the Obligations of the Borrower under the Credit
Agreement and the other Credit Documents, and (ii) a joinder to the Security Agreement pursuant to which such new subsidiary shall become a party thereto and shall grant to the Agent a first priority Lien upon and security interest in its accounts receivable, inventory, equipment, general intangibles and other personal property as Collateral for its obligations under the Subsidiary Guaranty, subject only to Permitted Liens. Additionally, concurrently with the Subsidiary delivering a joinder to the Subsidiary Guaranty, the Borrower or its Subsidiary, as applicable, will execute and deliver to the Administrative Agent an amendment or supplement to the Security Agreement pursuant to which all of the Capital Stock of such new Subsidiary owned by the Borrower shall be pledged to the Administrative Agent. As promptly as reasonably possible, the Borrower and the Special Purpose Subsidiary will deliver any such other documents, certificates and opinions (including opinions of local counsel in the jurisdiction of organization of the new subsidiary), in form and substance reasonably satisfactory to the Administrative Agent, as the Administrative Agent may reasonably request in connection therewith and will take such other action as the Administrative Agent may reasonably request to create in favor of the Administrative Agent a perfected security interest in the Collateral being pledged pursuant to the documents described above.

                                   ARTICLE 2.

                         REPRESENTATIONS AND WARRANTIES

         The Borrower hereby represents and warrants that:

         2.1 Compliance with Credit Agreement. The Borrower is in compliance with all terms and provisions set forth in the Credit Agreement, the Credit Documents and the ELLF to be observed or performed, except where the Borrower's failure to comply has been waived in writing by the Required Lenders.

         2.2 Representations in Credit Agreement. The representations and warranties of the Borrower set forth in the Credit Agreement, the Credit Documents and the ELLF, except for those relating to a specific date other than the date hereof, are true and correct in all material respects on and as of the date hereof as if made on and as of the date hereof.

         2.3 No Default. No Default or Event of Default is continuing other than those, if any, waived in writing by the Lenders.

         2.4 Continuing Security Interests. All Obligations and advances by the Lenders to the Borrower under the Credit Agreement, as amended hereby, the Notes and the Swingline Note will continue to be secured by the Agent's, on behalf of the Lenders, security interest in all of the Collateral granted under the Credit Agreement, Security Agreements and other Credit Documents, and nothing herein (other than the expressly permitted sharing of the Collateral with holders of the ELLF) will affect the validity, perfection or enforceability of such security interests.

         2.5 No Conflicts. Neither the execution, delivery or performance of this Amendment by the Borrower, nor compliance by the Borrower with the Credit Agreement as amended


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hereby, (a) conflicts or will conflict with or results or will result in any breach of, or constitutes or will constitute with the passage of time or the giving of notice or both, a default under (i) any Requirement of Law or (ii) any written or oral agreement or instrument to which the Borrower or any Guarantor is a party or by which it, or any of its property, is bound, except where such conflict, breach or default would not have a Material Adverse Effect, or (b) results or will result in the creation or imposition of any lien, charge or encumbrance upon the properties of the Borrower or any Subsidiary pursuant to any such agreement or instrument, except for Permitted Liens.

                                   ARTICLE 3.

                        MODIFICATION OF CREDIT DOCUMENTS

         The other Credit Documents are amended as follows:

         3.1 Credit Agreement. Any reference to the Credit Agreement in any of the other Credit Documents shall mean, unless otherwise specifically provided, the Credit Agreement as amended and supplemented by this Amendment, and as the Credit Agreement is further amended, restated, supplemented or modified from time to time and any substitute or replacement therefor or renewals thereof.

                                   ARTICLE 4.

                                     GENERAL

         4.1 Consent of Guarantors. This Amendment is expressly conditioned upon the execution by each Guarantor of the Acknowledgement and Consent attached as Annex 1 indicating the Guarantors' consent to this Amendment and confirming their obligations pursuant to the Guaranty Agreement and Guarantors' Security Agreement and any other Credit Document to which any of them are party.

         4.2 Full Force and Effect. As expressly amended hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof, and no change or modification in any of the terms thereof except as specifically set forth herein has been effected. As used in the Credit Agreement, "hereinafter," "hereto," "hereof," and words of similar import shall, unless the context otherwise requires, mean the Credit Agreement as amended by this Amendment. The Borrower and the Lenders acknowledge and agree that this Amendment complies with the provisions of Section 11.6 of the Credit Agreement.

         4.3 Applicable Law. This Amendment shall be governed by and construed in accordance with the internal laws and judicial decisions of the State of North Carolina.

         4.4 Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.


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         4.5 Fees, Expenses and Indemnity. The Borrower will pay each Lender executing this Amendment an upfront fee equal to 0.125% of such Lender's aggregate Commitment (under the Credit Agreement, whether drawn or unutilized). The Borrower agrees to pay all out-of-pocket expenses incurred by the Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, all reasonable attorneys' fees. The provisions of
Section 10.7 of the Credit Agreement shall apply fully to this Amendment.

         4.6 Further Assurance. The Borrower shall execute and deliver to the Lenders such documents, certificates and opinions as the Lenders may reasonably request to effect the amendment contemplated by this Amendment.

         4.7 Headings. The headings of this Amendment are for the purposes of reference only and shall not affect the construction of this Amendment.

         4.8 Conditions to Effectiveness. This Amendment shall be effective as of the date first set forth above upon (i) execution hereof by the Borrower, the Agent and the Required Lenders, (ii) the delivery to the Agent of the fully-executed Acknowledgement and Consent of the Guarantors, (iii) the payment of the fees and expenses required by Section 4.5 hereof and (iv) the prior or concurrent execution and delivery of the ELLF First Amendment.

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         IN WITNESS WHEREOF, the Borrower, the Lenders, and the Agent have executed this Amendment as of the date hereof.

                                    US ONCOLOGY, INC.

                                    By:   ___________________________________
                                          Name: _____________________________
                                          Title: ____________________________

                                    WACHOVIA BANK, NATIONAL ASSOCIATION, as
                                    Administrative Agent and a Lender


                                    By:   ___________________________________
                                          Name: _____________________________
                                          Title: ____________________________

                                    UBS WARBURG LLC, as Syndication Agent


                                    By:   ___________________________________
                                          Name: _____________________________
                                          Title: ____________________________

                                    By:   ___________________________________
                                          Name: _____________________________
                                          Title: ____________________________

                                    UBS AG, STAMFORD BRANCH, as Lender


                                    By:   ___________________________________
                                          Name: _____________________________
                                          Title: ____________________________

                     [signatures continue on following page]


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                                    GENERAL ELECTRIC CAPITAL CORPORATION, as
                                          Documentation Agent and Lender


                                    By:   ____________________________________
                                          Name: ______________________________
                                          Title: _____________________________


                                    DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                          formerly known as Bankers Trust
                                          Company, as a Lender


                                    By:   ____________________________________
                                          Name: ______________________________
                                          Title: _____________________________


                                    JP MORGAN CHASE BANK, as a Lender


                                    By:   ____________________________________
                                          Name: ______________________________
                                          Title: _____________________________


                                    CREDIT LYONNAIS NEW YORK BRANCH, as a Lender


                                    By:   ____________________________________
                                          Name: ______________________________
                                          Title: _____________________________


                                    LASALLE BANK, N.A., as a Lender


                                    By:   ____________________________________
                                          Name: ______________________________
                                          Title: _____________________________


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                     [signatures continue on following page]


                                    HIBERNIA NATIONAL BANK, as a Lender


                                    By:   ____________________________________
                                          Name: ______________________________
                                          Title: _____________________________


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